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                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2005

                       MANAGED HIGH YIELD PLUS FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

    Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares of common stock are listed and traded on the New York Stock Exchange under the symbol "HYF." The Fund's primary investment objective is to seek high income. Its secondary investment objective is to seek capital appreciation. The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's ("S&P") or comparably rated by another nationally recognized rating agency ("Rating Agency")) or that are unrated and that the Fund's investment advisor, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are a part of a unit including, such debt securities. There is no assurance that the Fund will achieve its investment objectives.

    The Fund will interpret its 80% policy as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." The Fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the Fund's Board without shareholder approval. However, the Fund has also adopted a policy to provide its Shareholders with at least 60 days' prior written notice of any change to the 80% policy.

    This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Fund, dated January 31, 2005 ("Prospectus"). Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund or by calling The Altman Group, Inc. toll-free at 800-780-7438. The Prospectus is also available on the website of the Securities and Exchange Commission ("SEC") (http://www.sec.gov). The Prospectus also contains more complete information about the Fund. You should read it carefully before investing.

    Portions of the Fund's Annual and Semi-Annual Reports to Shareholders are incorporated by reference into this SAI. The Annual and Semi-Annual Reports accompany this SAI. You may obtain an additional copy of the Annual Report or the Semi-Annual Report to Shareholders without charge by calling toll-free 800-647 1568.

    The Prospectus and this SAI omit certain of the information contained in the registration statement relating to these securities filed with the SEC. These items may be inspected and copied at the SEC's public reference room in Washington, DC and are available on the SEC's website.

                               TABLE OF CONTENTS

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Additional Information About Investment Policies; Investment
  Limitations and Restrictions..............................      2
Hedging and Other Strategies Using Derivative Instruments...     15
Organization of the Fund; Directors and Officers; Principal
  Holders and Management Ownership of Securities............     23
Proxy Voting Policies.......................................     33
Investment Advisory and Administration Arrangements.........     33
Portfolio Transactions......................................     35
Code of Ethics..............................................     36
Taxation....................................................     36
Additional Information......................................     40
Financial Information.......................................     41
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          ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES; INVESTMENT
                          LIMITATIONS AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

YIELD FACTORS AND RATINGS

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations (collectively with Moody's and S&P, "Rating Agencies") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the range of ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial conditional may be better or worse than is indicated by its rating. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. UBS Global AM will consider such an event in determining whether the Fund should continue to hold the obligation.

    In addition to ratings assigned to individual bond issues, UBS Global AM analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

    GENERAL. The costs attributable to and risks of foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and gains realized on certain foreign securities may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment capital or the proceeds of sales of securities. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of US courts.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it

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difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

    INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. In such case, it would become subject to federal income tax on all of its net income and gains. To avoid these adverse consequences, the Fund might be required to distribute amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund would not be able to purchase additional securities with cash used to make such distributions, and its current income and the value of its shares might ultimately be reduced as a result.

    SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of the Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund.

    The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners,

                                       3
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principally the United States, Japan, China and the European Union. The
enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports.

    Many foreign and emerging market securities are not registered with the SEC, and the issuers of those securities are not subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning US companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in US and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

    In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

    Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to pay interest and repay principal in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Fund's portfolio is managed in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

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    To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (E.G., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

    Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

    Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

MORTGAGE-BACKED SECURITIES

    Mortgage-backed securities are debt or pass-through securities that are backed by specific types of assets. These securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The US government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. While these government-sponsored enterprises are chartered or sponsored by Acts of Congress, securities issued by such government-sponsored enterprises are neither insured nor guaranteed by the US government. Other domestic mortgage-backed securities are sponsored or issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively

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"Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund may invest in those new types of mortgage- and asset- backed securities that UBS Global AM believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

    GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the US government.

    FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and US government insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the US government.

    PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

    COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed

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securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repaymentof loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. CMOs involve special risks, and evaluating them requires special knowledge.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate-holders on a current basis, until other classes of the CMO are paid in full.

    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed-rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the

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underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

    INVESTMENTS IN SUBORDINATED SECURITIES. The Fund may invest in subordinated classes of senior subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior mortgage- or asset-backed securities.

    SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate-holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed-rate 30 year mortgages would result in a 12 year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

    The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than US markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

    The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. UBS Global AM seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that UBS Global AM does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

    ADDITIONAL INFORMATION ON ADJUSTABLE RATE MORTGAGE- AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMS"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARM securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, ARM securities generally do not increase in value as much as fixed-rate securities. ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMS generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMS specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMS also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMS experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

    ARMS also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMS might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

    The rates of interest payable on certain ARMS, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMS that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

    Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

ASSET-BACKED SECURITIES

    Asset-backed securities have structural characteristics similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and income may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

DURATION

    Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

    Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable debt security, expect to be made, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

    Duration allows UBS Global AM to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund's portfolio of debt securities. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if UBS Global AM calculates the duration of the Fund's portfolio of debt securities as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio of debt securities may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

    Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a security's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

    There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, UBS Global AM uses more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by US companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in foreign currencies are increasing. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

    Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

    A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell those securities to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to is, in effect, secured by such securities.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities. If the value of such securities becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty will be required to provide additional collateral so that at all times the collateral will be at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, bonds, and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller (or the seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. The Fund enters into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board. UBS Global AM receives and monitors the creditworthiness of such institutions under the Board's general supervision.

ILLIQUID SECURITIES

    The Fund may invest without limit in illiquid securities, which for this purpose includes, among other things, purchased over the counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

    Restricted securities are not registered under the Securities Act of 1933, as amended ("1933 Act"), and may be sold only in privately negotiated transactions or other exempted transactions or after a registration statement under the 1933 Act has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities also include those that are subject to restrictions on transferability contained in the securities laws of other countries.

    However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country where they are principally traded they are not considered illiquid, even if they are restricted securities in the United States. In addition, an institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

MUNICIPAL OBLIGATIONS

    Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and normally are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

    Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

    While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. The portion of dividends received by Shareholders from the Fund that is attributable to interest income received by the Fund from municipal obligations will not be exempt from federal income tax.

PRIVATE PLACEMENTS

    The Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the

Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

MONEY MARKET INSTRUMENTS

    The Fund may invest in money market instruments which may include securities issued or guaranteed by the US government, its agencies or instrumentalities, obligations of foreign and domestic banks or other depository institutions, commercial paper, short-term corporate obligations and repurchase agreements secured by any of the foregoing.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

    Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. There generally is no established secondary market for these obligations, although they may be redeemable at face value, plus accrued interest, at any time.

SHORT SALES "AGAINST THE BOX"

    The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

    The Fund might make a short sale "against the box" in order to hedge against market risks when UBS Global AM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

                             INVESTMENT LIMITATIONS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares or (b) 67% or more of the Shares present at a Shareholders' meeting if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy. Except as specified below with regard to Item (3), if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.

    The Fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

    (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    Except for the investment restrictions listed above and the Fund's investment objectives, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors and without a Shareholder vote.

           HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS

    UBS Global AM may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts to attempt to hedge the Fund's portfolio and to attempt to enhance income or to realize gains. UBS Global AM also may attempt to hedge the Fund's portfolio through the use of swap transactions.

The Fund may enter into transactions using one or more types of Derivatives Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The Fund may use the following Derivative
Instruments:

    OPTIONS ON DEBT AND EQUITY SECURITIES AND FOREIGN CURRENCIES. A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of a put option, who receives the premium, has the obligation, upon timely exercise of the option, to buy the underlying security or currency at the exercise price.

    OPTIONS ON INDICES OF DEBT SECURITIES. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    DEBT AND EQUITY SECURITY INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    DEBT SECURITY AND CURRENCY FUTURES CONTRACTS. A debt security futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS

    Hedging strategies using Derivative Instruments can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxation."

    In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as Derivative Instruments and techniques are developed. UBS Global AM may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS

    The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    Successful use of most Derivative Instruments depends upon UBS Global AM's ability to predict movements of the overall securities, currency or interest rate or markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

    As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS

    Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The value of assets in segregated accounts are marked to market daily.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the committing of a large portion of the Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

    The Fund may purchase put and call options and write (sell) covered put and call options on debt and equity securities and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Additional Information About Investment Policies; Investment Limitations and Restrictions--Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on foreign currencies and debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable or certain specified dates before expiration. Options that expire unexercised have no value.

    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Fund may purchase or write both exchange traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

    The Fund's ability to establish and close out positions in exchange listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. The Fund will enter into OTC option transactions only with counterparties deemed creditworthy by UBS Global AM.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The Fund may purchase and write put and call options on indices of debt and equity securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

    The Fund may purchase and sell interest rate, debt and equity security index and foreign currency futures and options thereon. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities, currencies or indices. Similarly, writing put options on futures contracts may serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of the Fund's portfolio. If UBS Global AM wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate or futures contract or a call option thereon or sell a put option thereon.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit with the futures broker through which the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to a futures position to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market The Fund intends to enter into such transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

    The Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which portfolio securities are denominated and to attempt to enhance income or to realize gains. Currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or basket of currencies, the value of which

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UBS Global AM believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round the clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

    Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COMBINED TRANSACTIONS

    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions (each a "component" transaction), instead of a single Derivative Instrument, as part of a single or combined strategy when, in the opinion of UBS Global AM, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on UBS Global AM's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

GUIDELINE FOR FUTURES AND OPTIONS

    To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without a Shareholder vote. Adoption of this guideline does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS

    The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which UBS Global AM believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and UBS Global AM believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

    As in the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or liquid securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

    The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS

    The Fund may enter into interest rate swap transactions. Swap transactions include caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal ("notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which one party agrees to make payments to its counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

    The Fund would enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other Derivative Instruments.

    The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swap transactions are entered into for good faith hedging purposes and inasmuch as segregated accounts will be established with respect to such transactions, UBS Global AM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars that are written by the Fund.

    The Fund will enter into swap transactions only with banks, securities dealers and their respective affiliates believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

               ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Fund was incorporated under the laws of the state of Maryland on April 24, 1998. The Fund is governed by a Board of Directors which oversees the Fund's operations. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to the Fund's officers and to UBS Global AM, subject to the investment objectives and policies of the Fund and to general supervision by the Board.

    Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. Each Director who has attained the age of seventy-two
(72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each Director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or officer of the Fund, the Director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an officer, and other directorships held by such Director.

INTERESTED DIRECTOR

                                              TERM OF
                                             OFFICE AND
                                POSITION(S)  LENGTH OF                             NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,           HELD WITH      TIME     PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
           AND AGE                 FUND        SERVED      DURING PAST 5 YEARS           BY DIRECTOR          HELD BY DIRECTOR
        --------------          -----------  ----------  ------------------------  -----------------------  --------------------
Margo N. Alexander+; 57         Director     Since 1998  Mrs. Alexander is         Mrs. Alexander is a      None
c/o UBS Global Asset                                     retired. She was an       director or trustee of
Management                                               executive vice president  16 investment companies
51 West 52nd Street                                      of UBS Financial          (consisting of 33
New York, NY 10019                                       Services Inc. (from       portfolios) for which
                                                         March 1984 to December    UBS Global AM or one of
                                                         2002). She was chief      its affiliates serves
                                                         executive officer (from   as investment advisor,
                                                         January 1995 to October   sub-advisor or manager.
                                                         2000), a director (from
                                                         January 1995 to
                                                         September 2001) and
                                                         chairman (from March
                                                         1999 to September 2001)
                                                         of UBS Global AM
                                                         (formerly known as
                                                         Mitchell Hutchins Asset
                                                         Management Inc.).

INDEPENDENT DIRECTORS

                                              TERM OF
                                             OFFICE AND
                                POSITION(S)  LENGTH OF                             NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,           HELD WITH      TIME     PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
           AND AGE                 FUND        SERVED      DURING PAST 5 YEARS           BY DIRECTOR          HELD BY DIRECTOR
        --------------          -----------  ----------  ------------------------  -----------------------  --------------------
Richard Q. Armstrong; 69        Director     Since 1998  Mr. Armstrong is          Mr. Armstrong is a       None
c/o Willkie Farr & Gallagher    and                      chairman and principal    director or trustee of
LLP                             Chairman of              of R.Q.A. Enterprises     16 investment companies
787 Seventh Avenue              the Board                (management consulting    (consisting of 33
New York, NY 10019-6099         of                       firm) (since April 1991   portfolios) for which
                                Directors                and principal occupation  UBS Global AM or one of
                                                         since March 1995).        its affiliates serves
                                                                                   as investment advisor,
                                                                                   sub-advisor or manager.

David J. Beaubien; 70           Director     Since 2001  Mr. Beaubien is retired   Mr. Beaubien is a        Mr. Beaubien is also
84 Doane Road                                            (since 2003). He was      director or trustee of   a director of IEC
Ware, MA 01082                                           chairman of Yankee        16 investment companies  Electronics, Inc., a
                                                         Environmental             (consisting of 33        manufacturer of
                                                         Systems, Inc., a          portfolios) for which    electronic
                                                         manufacturer of           UBS Global AM or one of  assemblies.
                                                         meteorological measuring  its affiliates serves
                                                         systems (since 1991).     as investment advisor,
                                                                                   sub- advisor or
                                                                                   manager.

                                              TERM OF
                                             OFFICE AND
                                POSITION(S)  LENGTH OF                             NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,           HELD WITH      TIME     PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
           AND AGE                 FUND        SERVED      DURING PAST 5 YEARS           BY DIRECTOR          HELD BY DIRECTOR
        --------------          -----------  ----------  ------------------------  -----------------------  --------------------
Richard R. Burt; 57             Director     Since 1998  Mr. Burt is chairman of   Mr. Burt is a director   Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                             Diligence LLC             or trustee of 16         director of
Washington, D.C. 20004                                   (international            investment companies     Hollinger
                                                         information and security  (consisting of           International Inc.
                                                         firm) and IEP Advisors    33 portfolios) for       (publishing), HCL
                                                         (international            which UBS Global AM or   Technologies, Ltd.
                                                         investments and           one of its affiliates    (software and
                                                         consulting firm).         serves as investment     information
                                                                                   advisor, sub-advisor or  technologies), The
                                                                                   manager.                 Central European
                                                                                                            Fund, Inc., The
                                                                                                            Germany Fund, Inc.,
                                                                                                            and IGT, Inc.
                                                                                                            (provides technology
                                                                                                            to gaming and
                                                                                                            wagering industry).
                                                                                                            He is also a
                                                                                                            director or trustee
                                                                                                            of funds in the
                                                                                                            Scudder Mutual Funds
                                                                                                            Family (consisting
                                                                                                            of 47 portfolios).

Meyer Feldberg; 62              Director     Since 1998  Professor Feldberg is     Professor Feldberg is a  Professor Feldberg
Columbia Business School                                 Dean Emeritus and         director or trustee of   is also a director
33 West 60th Street                                      Sanford Bernstein         31 investment companies  of Primedia Inc.
7th Floor                                                Professor of Leadership   (consisting of 48        (publishing),
New York, NY 10023-7905                                  and Ethics at Columbia    portfolios) for which    Federated Department
                                                         Business School. Prior    UBS Global AM or one of  Stores, Inc.
                                                         to July 2004, he was      its affiliates serves    (operator of
                                                         Dean and Professor of     as investment advisor,   department stores),
                                                         Management of the         sub-advisor or manager.  Revlon, Inc.
                                                         Graduate School of                                 (cosmetics), Select
                                                         Business at Columbia                               Medical Inc.
                                                         University (since 1989).                           (healthcare
                                                                                                            services) and SAPPI,
                                                                                                            Ltd. (producer of
                                                                                                            paper).

Carl W. Schafer; 69             Director     Since 1998  Mr. Schafer is president  Mr. Schafer is a         Mr. Schafer is also
66 Witherspoon Street #1100                              of the Atlantic           director or trustee of   a director of Labor
Princeton, NJ 08542                                      Foundation (charitable    16 investment companies  Ready, Inc.
                                                         foundation) (since        (consisting of 33        (temporary
                                                         1990).                    portfolios) for which    employment),
                                                                                   UBS Global AM or one of  Guardian Life
                                                                                   its affiliates serves    Insurance Company
                                                                                   as investment advisor,   Mutual Funds
                                                                                   sub-advisor or manager.  (consisting of 25
                                                                                                            portfolios), the
                                                                                                            Harding, Loevner
                                                                                                            Funds (consisting of
                                                                                                            three portfolios),
                                                                                                            E.I.I. Realty
                                                                                                            Securities Trust
                                                                                                            (consisting of two
                                                                                                            portfolios) and
                                                                                                            Frontier Oil
                                                                                                            Corporation.

William D. White; 71            Director     Since 2001  Mr. White is retired      Mr. White is a director  None
P.O. Box 199                                             (since 1994).             or trustee of 16
Upper Black Eddy, PA 18972                                                         investment companies
                                                                                   (consisting of 33
                                                                                   portfolios) for which
                                                                                   UBS Global AM or one of
                                                                                   its affiliates serves
                                                                                   as investment advisor,
                                                                                   sub-advisor or manager.

--------------------------
+ Ms. Alexander is an "interested person" of the fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

OFFICERS

                                                                               PRINCIPAL OCCUPATION(S)
                                                 TERM OF OFFICE                  DURING PAST 5 YEARS;
        NAME, ADDRESS,             POSITIONS      AND LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
           AND AGE              HELD WITH FUND     TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
        --------------          ---------------  ---------------  --------------------------------------------------
W. Douglas Beck*; 37            Vice President   Since 2003       Mr. Beck is an executive director and head of
                                                                  product management of UBS Global AM (since 2002).
                                                                  From March 1998 to November 2002, he held various
                                                                  positions at Merrill Lynch, the most recent being
                                                                  first vice president and co-manager of the managed
                                                                  solutions group. Mr. Beck is vice president of 20
                                                                  investment companies (consisting of 75 portfolios)
                                                                  for which UBS Global AM or one of its affiliates
                                                                  serves as investment advisor, sub-advisor or
                                                                  manager.

James Capezzuto*; 40            Vice President   Since 2004       Mr. Capezzuto is director and assistant general
                                and Assistant                     counsel at UBS Global AM (since 2004). Prior to
                                Secretary                         joining UBS Global AM he was senior vice
                                                                  president, senior compliance manager at Bank of
                                                                  America (from 2003-2004), prior to that he was
                                                                  general counsel at Steinberg Priest & Sloane, and
                                                                  prior to that he was director and senior counsel
                                                                  at Deutsche Asset Management (from 1996-2002).
                                                                  Mr. Capezzuto is a vice president and assistant
                                                                  secretary of 20 investment companies (consisting
                                                                  of 75 portfolios) for which UBS Global AM or one
                                                                  of its affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Thomas Disbrow*; 38             Vice President   Since 2004       Mr. Disbrow is a director and co-head of the
                                and Treasurer    (Treasurer)      mutual fund finance department of UBS Global AM.
                                                 Since 2000       Prior to November 1999, he was a vice president of
                                                 (Vice            Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                 President)       president and treasurer of 16 investment companies
                                                                  (consisting of 33 portfolios) and assistant
                                                                  treasurer of four investment companies (consisting
                                                                  of 42 portfolios) for which UBS Global AM or one
                                                                  of its affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

                                                                               PRINCIPAL OCCUPATION(S)
                                                 TERM OF OFFICE                  DURING PAST 5 YEARS;
        NAME, ADDRESS,             POSITIONS      AND LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
           AND AGE              HELD WITH FUND     TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
        --------------          ---------------  ---------------  --------------------------------------------------
Mark F. Kemper**, 46            Vice President   Since 2004       Mr. Kemper is general counsel of UBS Global Asset
                                and Secretary                     Management--Americas region (since July 2004).
                                                                  Mr. Kemper also is an executive director of UBS
                                                                  Global Asset Management (Americas) Inc. ("UBS
                                                                  Global AM (Americas")) and was its deputy general
                                                                  counsel from July 2001 to July 2004. He has been
                                                                  secretary of UBS Global AM (Americas) since 1999
                                                                  and assistant secretary of UBS Global Asset
                                                                  Management Trust Company since 1993. Mr. Kemper is
                                                                  secretary of UBS Global AM (since 2004).
                                                                  Mr. Kemper is vice president and secretary of 20
                                                                  investment companies (consisting of 75 portfolios)
                                                                  for which UBS Global AM (Americas) or one of its
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Joanne M. Kilkeary*; 36         Vice President   Since 2004       Ms. Kilkeary is an associate director and a senior
                                and Assistant                     manager of the mutual fund finance department of
                                Treasurer                         UBS Global AM. Ms. Kilkeary is a vice president
                                                                  and assistant treasurer of 16 investment companies
                                                                  (consisting of 33 portfolios) for which UBS Global
                                                                  AM or one of its affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Joseph T. Malone*; 37           Vice President   Since 2004       Mr. Malone is a director and co-head of the mutual
                                and Assistant                     fund finance department of UBS Global AM. From
                                Treasurer                         August 2000 through June 2001, he was the
                                                                  controller at AEA Investors Inc. From March 1998
                                                                  to August 2000, Mr. Malone was a manager within
                                                                  investment management services of
                                                                  PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                  president and assistant treasurer of 16 investment
                                                                  companies (consisting of 33 portfolios) and vice
                                                                  president, treasurer and principal accounting
                                                                  officer of four investment companies (consisting
                                                                  of 42 portfolios) for which UBS Global AM or one
                                                                  of its affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

                                                                               PRINCIPAL OCCUPATION(S)
                                                 TERM OF OFFICE                  DURING PAST 5 YEARS;
        NAME, ADDRESS,             POSITIONS      AND LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
           AND AGE              HELD WITH FUND     TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
        --------------          ---------------  ---------------  --------------------------------------------------
Joseph McGill*; 42              Vice President   Since 2004       Mr. McGill is executive director and chief
                                and Chief                         compliance officer at UBS Global AM (since 2003).
                                Compliance                        Prior to joining UBS Global AM, he was Assistant
                                Officer                           General Counsel, J.P. Morgan Investment Management
                                                                  (from 1999-2003). Mr. McGill is a vice president
                                                                  and chief compliance officer of 20 investment
                                                                  companies (consisting of 75 portfolios) for which
                                                                  UBS Global AM or one of its affiliates serves as
                                                                  investment advisor, sub-advisor or manager.

John Penicook **; 46            Vice President   Since 2002       Mr. Penicook is a managing director and global
                                                                  head of fixed income of UBS Global AM (Americas)
                                                                  Inc. and UBS Global AM. Mr. Penicook is a vice
                                                                  president of three investment companies
                                                                  (consisting of three portfolios) for which UBS
                                                                  Global AM or one of its affiliates serves as
                                                                  investment advisor, sub-advisor or manager.

Marianne Rossi*; 45             Vice President   Since 2004       Ms. Rossi is a managing director and head of
                                                                  global high yield at UBS Global AM (since April
                                                                  2000). Prior to April 2000, she was a managing
                                                                  director and part of the high yield team at Credit
                                                                  Suisse Asset Management. Ms. Rossi is a vice
                                                                  president of one investment company (consisting of
                                                                  one portfolio) for which UBS Global AM or one of
                                                                  its affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Joseph A. Varnas*; 36           President        Since 2003       Mr. Varnas is a managing director (since March
                                                                  2003), global head of information technology and
                                                                  operations (since March 2004) and head of product
                                                                  management--Americas (since November 2002) of UBS
                                                                  Global AM. He was head of technology of UBS Global
                                                                  AM from November 2002 to March 2004. From 2000 to
                                                                  2001, he was manager of product development in
                                                                  Investment Consulting Services at UBS Financial
                                                                  Services Inc. Mr. Varnas is president of 20
                                                                  investment companies (consisting of 75 portfolios)
                                                                  for which UBS Global AM or one of its affiliates
                                                                  serves as investment advisor, sub-advisor or
                                                                  manager.

                                                                               PRINCIPAL OCCUPATION(S)
                                                 TERM OF OFFICE                  DURING PAST 5 YEARS;
        NAME, ADDRESS,             POSITIONS      AND LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
           AND AGE              HELD WITH FUND     TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
        --------------          ---------------  ---------------  --------------------------------------------------
Keith A. Weller*; 43            Vice President   Since 1998       Mr. Weller is a director and associate general
                                and Assistant                     counsel of UBS Global AM. Mr. Weller is a vice
                                Secretary                         president and assistant secretary of 20 investment
                                                                  companies (consisting of 75 portfolios) for which
                                                                  UBS Global AM or one of its affiliates serves as
                                                                  investment advisor, sub-advisor or manager.

--------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

              INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                            BY DIRECTOR FOR WHICH UBS GLOBAL AM OR AN
                               DOLLAR RANGE OF EQUITY        AFFILIATE SERVES AS INVESTMENT ADVISOR,
         DIRECTOR                SECURITIES IN FUND+                 SUB-ADVISOR OR MANAGER+
---------------------------  ---------------------------  ----------------------------------------------
INTERESTED DIRECTOR
  Margo N. Alexander                    None                           $10,001 - $50,000

INDEPENDENT DIRECTORS
  Richard Q. Armstrong                  None                             Over $100,000

  David J. Beaubien                     None                             Over $100,000

  Richard R. Burt                       None                             Over $100,000

  Meyer Feldberg                        None                             Over $100,000

  Carl W. Schafer                       None                             Over $100,000

  William D. White                      None                             Over $100,000

--------------------------
+ Information regarding ownership of shares of the Fund is as of December 31, 2004; information regarding ownership of shares in all registered investment companies overseen by Director for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is of December 31, 2004.

                                   COMMITTEES

    The Fund has an Audit Committee and a Nominating and Corporate Governance Committee. The Audit Committee consists of Mr. Richard Q. Armstrong (chairperson), Mr. David J. Beaubien, Mr. Richard R. Burt, Professor Meyer Feldberg and Mr. William D. White. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Professor Meyer Feldberg (chairperson), Mr. Richard R. Burt, Mr. Carl W. Schafer and
Mr. William D. White.

    The Audit Committee is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and
(iii) approving, and recommending to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm. In furtherance of its duties, the Committee also is responsible for, among other things: receiving periodic reports from the Fund's independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the Fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing and discussing the Fund's audited annual financial statements with management and the Fund's independent registered public accounting firm; reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm encountered during the conduct of the audit; and reporting to the full Board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the Fund's audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the Fund.

    The Audit Committee currently normally meets in conjunction with regular Board meetings, or more frequently as called by its chairperson. During the fiscal year ended May 31, 2004, the Audit Committee held six meetings.

    The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended May 31, 2004. The Nominating and Corporate Governance Committee will consider nominees recommended by Shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Professor Meyer Feldberg, care of the Secretary of the Fund at UBS Global Asset Management
(US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The Shareholder's letter should state the nominee's name and should include the nominee's resume or CURRICULUM VITAE and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by the Shareholders.

    INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

    As of December 31, 2004, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

    Each Independent Director receives, in the aggregate from UBS Global AM Funds, an annual retainer of $70,000 and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. Effective October 1, 2004, the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000. Effective October 1, 2004, the Chairman of the Board receives annually $30,000. (If a board member simultaneously holds more than one position on the Board, he or she is paid only the higher of the fees otherwise payable for these positions.) The foregoing fees will be allocated among all UBS Global AM Funds (or each relevant fund in the case of a special meeting) as follows:
(i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (I.E., expense divided by number of funds). No officer, Director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All Board members are reimbursed for expenses incurred in attending meetings.

    The table below includes certain information relating to the compensation of the Fund's current board members and the compensation of those Board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                           AGGREGATE         TOTAL COMPENSATION FROM THE
                                          COMPENSATION            FUND AND THE FUND
        NAME OF PERSON, POSITION           FROM FUND*                 COMPLEX**
----------------------------------------  ------------       ---------------------------
Richard Q. Armstrong,
  Director..............................     $1,595                    $150,875
David J. Beaubien,
  Director..............................      1,394                     129,000
Richard R. Burt,
  Director..............................      1,363                     127,000
Meyer Feldberg,
  Director..............................      1,472                     249,000
Carl W. Schafer,
  Director..............................      1,394                     129,000
William D. White,
  Director..............................      1,394                     129,000

--------------------------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; Board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the Funds.

* Represents total fees paid by the Fund to each board member indicated for the fiscal year ended May 31, 2004.

** Represents fees paid during the calendar year ended December 31, 2004 to each Independent Board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 31 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS Fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of December 31, 2004, Directors and officers of the Fund owned in the aggregate less than 1% of the outstanding Shares of the Fund. As of December 31, 2004, none of the persons on whose behalf those Shares were held was known by the Fund to own 5% or more of the Fund's Shares.

                             PROXY VOTING POLICIES

    The Board of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Fund's investment advisor, UBS Global AM.

    The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made towards them, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

    When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase Shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management;
(2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience;
(3) opposes structures which impose financial constraints on changes in control;
(4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of registered public accounting firms.

    UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

    You may obtain information about the Fund's proxy voting decisions, without charge, by contacting the Fund directly at 1-800-647 1568, online on the Fund's website (www.ubs.com/ubsglobalam-proxy), or on the EDGAR database on the SEC's website (http://www.sec.gov).

              INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS

    UBS Global AM is the Fund's investment adviser and administrator pursuant to a contract dated February 1, 2001 with the Fund ("Advisory and Administration Contract"). Pursuant to the Advisory and Administration Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, UBS Global AM supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, Shareholders and regulatory authorities.

    Under the Advisory and Administration Contract, the Fund pays UBS Global AM a fee, computed weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

    During the fiscal years indicated, the Fund paid (or accrued) the following investment advisory and administration fees:

                                   FISCAL YEARS ENDED MAY 31,
-------------------------------------------------------------------------------------------------
             2004                             2003                             2002
-------------------------------  -------------------------------  -------------------------------
          $2,084,968                       $1,833,833                       $2,252,464

    Prior to December 31, 2003, UBS Global Asset Management (New York) Inc. served as sub-advisor to the Fund pursuant to a sub-advisory contract with UBS Global AM, and was paid a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Effective
December 31, 2003, UBS Global Asset Management (New York) Inc. no longer serves as the Fund's sub-advisor.

    In addition to the payments to UBS Global AM under the Advisory and Administration Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the Fund by UBS Global AM; (3) organizational and offering expenses of the Fund, whether or not advanced by UBS Global AM; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws; (5) fees and salaries payable to the Fund's Directors and officers who are not interested persons of the Fund or UBS Global AM; (6) all expenses incurred in connection with the Fund's Directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent);
(12) costs of preparing share certificates; (13) expenses of setting in type, printing and mailing reports and proxy materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and Shareholders) incurred by the Fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (17) the costs of investment company literature and other publications provided by the Fund to its Directors and officers; (18) costs of mailing, stationery and communications equipment; (19) changes and expenses of any outside pricing service used to value portfolio securities; (20) interest on borrowings of the Fund; (21) fees and expenses of listing and maintaining any listing of the Fund's Shares on any national securities exchange; (22) expenses incident to any dividend reinvestment plan; and (23) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

    At the Fund's Board meeting on July 21, 2004, the Directors considered and approved the continuance of the Fund's Advisory and Administration Contract with UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Board analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost-allocation methods used in calculating such expenses. The Board also reviewed UBS Global AM's profitability in managing the Fund; the current fees paid by the Fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

    The Board also evaluated the performance of the Fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with its investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics; UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures. The Board gave substantial consideration to the fees payable under the contract. In this regard, the Board evaluated UBS Global AM's profitability with respect to the Fund, including consideration of both the actual dollar amount of fees paid by the Fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the Fund and the research services available to UBS Global AM by reason of portfolio transactions executed for the Fund.

    Based on these considerations and the overall quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the Board concluded the fees to be paid to UBS Global AM under the Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the Fund were consistent with the Fund's operational requirements and sufficient to approve the continuance of the Fund's Advisory and Administration Contract with UBS Global AM.

    Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory and Administration Contract. The Advisory and Administration Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to UBS Global AM. The Advisory and Administration Contract may also be terminated by UBS Global AM on 60 days' written notice to the Fund. The Advisory and Administration Contract terminates automatically upon its assignment.

                             PORTFOLIO TRANSACTIONS

    The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Subject to policies established by the Board, UBS Global AM is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

    During the fiscal years ended May 31, 2004 and 2002, the Fund paid no brokerage commissions. During the fiscal year ended May, 31, 2003, the Fund paid $20,060 in brokerage commissions. Typically, the Fund has not allocated any brokerage transactions for research, analysis, advice and similar services. None of the amount of brokerage commissions for the fiscal year ended May 31, 2003 relate to research services or any other soft dollar type services. Investment decisions for the Fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

                                 CODE OF ETHICS

    The Fund and UBS Global AM, the Fund's investment advisor and administrator, have adopted a code of ethics under rule 17j-1 of the 1940 Act ("Code of Ethics"). The Code of Ethics establishes standards by which certain personnel covered by the rule may invest in securities that may be purchased or held by the Fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

    The Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    TAXATION

GENERAL

    The following discussion of federal income tax consequences is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

    To qualify to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify to be taxed as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its Shareholders) and all distributions out of its earnings and profits would be taxable to its Shareholders as dividends (that is, ordinary income).

    Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

    If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its Shareholders. If the Fund makes such a designation, it will be required to pay federal income tax on the undistributed gains ("Fund tax") and each Shareholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains,
(2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Shares by the difference between the included income and such share of the Fund tax.

    A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Shares) may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from US corporations. However, dividends received by a corporate Shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

    If the Fund has both Shares (I.E., common stock) and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than each class' proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

    Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

DISTRIBUTIONS

    Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether paid in cash or invested in Fund Shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from US corporations, and if other applicable requirements are met. However, the Fund does not expect to derive a material amount of dividend income from US corporations. Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

    Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. These rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income the Fund earned by investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invest do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a US possession, corporations whose stock is readily tradable on an established securities market in the US, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations".

    Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received. Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

    Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the Distribution Requirements.

    If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

FOREIGN CURRENCY TRANSACTIONS

    Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its Shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

    The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "US shareholders," defined as US persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a US shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its Shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its Shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain are not distributed to the Fund by the qualified electing fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

    The Fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark to market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

    Strategies using Derivative Instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

    If the Fund has an "appreciated financial position" generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

SALE OR OTHER DISPOSITION OF SHARES

    Upon the redemption, sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, which generally may be eligible for reduced Federal tax rates (for Shareholders who are individuals), depending on the Shareholder's holding period for the Shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund's Shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares.

BACKUP WITHHOLDING

    The Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

    Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a US trade or business carried on by such Shareholder. If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign Shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to US withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign Shareholders. Such a foreign Shareholder would generally be exempt from US federal income tax on gains realized on the sale of Shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations.

    The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

    Distributions also may be subject to state, local and foreign taxes. This discussion does not purport to deal with all of the tax consequences applicable to Shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             ADDITIONAL INFORMATION

STOCK REPURCHASES AND TENDER OFFERS

    As discussed in the Prospectus, the Fund's Board may repurchase Shares or make a tender offer for Shares in an effort to reduce or eliminate the discount to net asset value at which the Shares might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round lot holders falls below 1,200) or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct

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dividends paid to its Shareholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of Shareholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase its Shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States (with regard to ongoing hostilities directly or indirectly involving the United States at the time of an offer, if there is a substantial change in the severity of such hostilities) or (f) other events or conditions that would have a material adverse effect on the Fund or its Shareholders if Shares were repurchased. The Board may modify these conditions in light of experience.

INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

    Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the independent registered public accounting firm of the Fund. The audit services they provide include examination of the financial statements of the Fund, services related to filings by the Fund with the SEC and consultation on matters related to the preparation and filing of tax returns.

COUNSEL

    The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, counsel to the Fund, has passed upon the legality of the Shares offered by the Fund's Prospectus. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, LLP 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

                             FINANCIAL INFORMATION

    The Fund's audited financial statements and independent registered public accounting firm's report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending May 31, 2004, and the Fund's unaudited financial statements appearing in the Fund's Semi-Annual Report to Shareholders for the period ending November 30, 2004 are incorporated by reference in this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports to Shareholders are available upon request and free of charge by calling the Fund at 800-647 1568.

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